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                                                                   Exhibit 10.6

                                  QCS CORPORATION

                                    STOCK OPTION


     This Stock Option Agreement is made and entered into this _____ day of _______________. The Board of Directors of QCS Corporation (the "Corporation") has selected _______________ (the "Optionee") to receive the following grant of a stock option ("Stock Option") to purchase shares of the common stock of the Corporation, on the terms and conditions set forth below to which Optionee accepts and agrees:

     1.   STOCK OPTIONS GRANTED:

          No. of Shares Subject to Option. . . . . .
          Date of Grant. . . . . . . . . . . . . . .
          Vesting Commencement Date. . . . . . . . .
          Exercise Price Per Share . . . . . . . . .
          Expiration Date. . . . . . . . . . . . . .

     The Stock Option is granted to purchase the number of shares of authorized but unissued common stock of the Corporation specified in Section 1 hereof (the "Shares"). The Stock Option shall expire, and all rights to exercise it shall terminate on the Expiration Date, except that the Stock Option may expire earlier as provided herein. The number of shares subject to the Stock Option granted hereunder shall be adjusted as provided herein.

     2.   DEFINITIONS.

          (a) "AFFILIATE" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations that includes the Corporation if each of such corporations, other than the last corporation in the chain, owns at least 50% of the total voting power of one of the other corporations.

          (b)  "BOARD" shall mean the Board of Directors of the Corporation.

          (c)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "COMMON STOCK" shall mean the voting common stock of the Corporation.

          (e) "CONSULTANT" shall mean any person who, or any employee of any firm which, is engaged by the Corporation or any Affiliate to render consulting services.

          (f)  "CORPORATION" shall mean QCS CORPORATION, a Delaware corporation.

          (g) "EMPLOYEE" shall mean any individual who is employed, within the meaning of Section 3401 of the Code and the regulations thereunder, by the Corporation or by any Affiliate.


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          (h)  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (i) "EXERCISE PRICE" shall mean the price per Share at which the Stock Option may be exercised.

          (j) "FAIR MARKET VALUE" shall mean the value of one Share of Common Stock, determined as follows: (i) if the Shares are traded on an exchange or on the NASDAQ National Market System, the reported "closing price" on the date of valuation or if no trading occurred on such date, the next preceding day on which trading occurred; (ii) if the Shares are traded over-the-counter on the NASDAQ System (other than on the NASDAQ National Market System), the mean between the bid and the ask prices on said System at the close of business on the date of valuation or if no trading occurred on such date, the next preceding day on which trading occurred; and (iii) if neither (i) nor (ii) applies, the fair market value as determined by the Board in good faith. Such determination shall be conclusive and binding on all persons.

          (k) "OPTION" shall mean an option to purchase Common Stock granted pursuant to this Agreement.

          (l)  "OPTIONEE" shall mean any person who holds this Stock Option.

          (m) "PURCHASE PRICE" shall mean at any particular time the Exercise Price times the number of Shares for which the Stock Option is being exercised.

          (n)  "SHARE" shall mean one share of authorized Common Stock.

     3.   TERMS AND CONDITIONS OF OPTIONS.

          (a)  VESTING.

               Optionee shall have the right to exercise the Stock Option in accordance with the following schedule:

               (i) The Stock Option may not be exercised in whole or part at any time prior to the end of the first 4 full calendar quarters following the Vesting Commencement Date.

               (ii) Optionee may exercise the Stock Option as to __________ of the Shares at the end of the 4th full calendar quarter following the Vesting Commencement Date.

               (iii) Optionee may exercise the Stock Option as to an additional __________ of the Shares at the end of each the 8th full calendar quarter following the Vesting Commencement Date.

               (iv) Optionee may exercise the Stock Option as to an additional __________ of the Shares at the end of each the 12th full calendar quarter following the Vesting Commencement Date.

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               (v)   The right to exercise the Stock Option shall be
cumulative. Optionee may buy all, or from time to time any part, of the maximum number of shares which are exercisable under the Stock Option, but in no case may Optionee exercise the Stock Option with regard to a fraction of a share, or for any share for which the Stock Option is not exercisable.

          (b)  LAPSE OF OPTIONS.

               The Stock Option shall lapse and become unexercisable in part or in full on the earliest of the following events:

               (i)   The tenth anniversary of the date of granting the Stock
Option;

               (ii)  The first anniversary of the Optionee's death;

               (iii) The first anniversary of the date the Optionee ceases to be an Employee due to total and permanent disability, within the meaning of
Section 22(e)(3) of the Code;

               (iv) On the date provided in Section 3(e)(i), unless the Board otherwise extends such period before the applicable expiration date;

               (v) On the date provided in Section 4 for a transaction described in such Section;

               (vi) The date the Optionee files or has filed against him or her a petition in bankruptcy; or

               (vii) The expiration date specified in Section 1 hereof.

          (c)  MEDIUM AND TIME OF PAYMENT.

               The Purchase Price shall be payable in full in cash upon the exercise of the Stock Option but the Board may allow the Optionee to pay the Purchase Price:

               (i) by surrendering Shares in good form for transfer, owned by the Optionee and having a Fair Market Value on the date of exercise equal to the Purchase Price;

               (ii) by delivery of a full recourse promissory note ("Note") made by the Optionee in the amount of the Purchase Price, bearing interest, compounded semiannually, at a rate not less than the rate determined under
Section 7872 of the Code to insure that no "foregone interest," as defined in such section, will accrue, together with the delivery of a duly executed standard form security agreement securing the Note by a pledge of the Shares purchased; or

               (iii) in any combination of such consideration or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law Code as long as the sum of the cash so paid, the Fair Market Value of the Shares so surrendered, and the amount of any Note equals the Purchase Price.

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               The Board may prescribe requirements with respect to the exercise of the Stock Option, including the submission by the Optionee of such forms and documents as the Board may require and, the delivery by the Optionee of cash sufficient to satisfy applicable withholding requirements. The Board may vary the exercise requirements and procedures from time to time to facilitate, for example, the broker-assisted exercise of Options.

          (d)  NONTRANSFERABILITY OF OPTIONS.

               During the lifetime of the Optionee, the Stock Option shall be exercisable only by the Optionee or the Optionee's conservator or legal representative and shall not be assignable or transferable except pursuant to a qualified domestic relations order as defined by the Code. In the event of the Optionee's death, the Stock Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

          (e)  TERMINATION OF EMPLOYMENT OTHER THAN BY DEATH OR DISABILITY.

               (i) If the Optionee ceases to be an Employee for any reason other than his or her death or disability, the Optionee shall have the right, subject to the provisions of this Section, to exercise any portion of this Stock Option held by the Optionee at any time within ninety (90) days after his or her termination of employment, but not beyond the otherwise applicable term of the Stock Option and only to the extent that on such date of termination of employment the Optionee's right to exercise the Stock Option had vested.

               (ii) For purposes of this Section, the employment relationship shall be treated as continuing intact while the Optionee is an active employee of the Corporation or any Affiliate, or is on military leave, sick leave, or other bona fide leave of absence to be determined in the sole discretion of the Board.

          (f)  DEATH OF OPTIONEE.

               If the Optionee dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised the Stock Option under Section 3(e), the Stock Option granted to the Optionee may be exercised, to the extent it had vested at the time of death, at any time within 12 months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who acquire the Stock Option by will or the laws of descent and distribution, but not beyond the otherwise applicable term of the Stock Option.

          (g)  DISABILITY OF OPTIONEE.

               If an Optionee ceases to be an Employee due to becoming totally and permanently disabled within the meaning of Section 22(e)(3) of the Code, the Stock Option granted to the Optionee may be exercised to the extent it had vested at the time of cessation and at any time within 12 months after the Optionee's termination of employment, but not beyond the otherwise applicable term of the Stock Option.

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          (h)  RIGHTS AS A SHAREHOLDER.

               The Optionee, or a transferee of an Optionee, shall have no rights as a shareholder of the Corporation with respect to any Shares for which this Stock Option is exercisable until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends, ordinary or extraordinary or whether in currency, securities, or other property, distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 4 hereof.

     4.   RECAPITALIZATION, TAKEOVERS, AND LIQUIDATIONS.

          (a)  REORGANIZATIONS.

               The number of Shares for which this Stock Option is exercisable shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, a stock split, a reverse stock split or any other event which results in an increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation, and the Exercise Price shall be proportionately increased in the event the number of Shares subject to this Stock Option are decreased and shall be proportionately decreased in the event the number of Shares subject to this Stock Option are increased. For the purposes of this paragraph, conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Stock Option.

          (b)  LIQUIDATION.

               In the event of the dissolution or liquidation of the Corporation, this Stock Option shall terminate immediately prior to the consummation of such action. The Board shall notify the Optionee not less than fifteen (15) days prior to the proposed consummation of a pending dissolution or liquidation, and this Stock Option shall be exercisable as to all Shares which are vested prior to expiration until immediately prior to the consummation of such action.

          (c)  MERGER.

               In the event of (i) a proposed merger of the Corporation with or into another corporation, as a result of which the Corporation is not the surviving corporation and (ii) this Stock Option is not assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, then in such case this Stock Option shall terminate immediately prior to the consummation of such transaction. The Board shall notify the Optionee not less than fifteen (15) days prior to the proposed consummation of such transaction, and this Stock Option shall be exercisable as to all Shares which are vested prior to expiration and until immediately prior to the consummation of such transaction.

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          (d)  DETERMINATION BY BOARD.

               All adjustments described in this Section 4 shall be made by the Board, whose determination shall be conclusive and binding on the Optionee.

          (e)  LIMITATION ON RIGHTS OF OPTIONEE.

               Except as expressly provided in this Section 4, the Optionee shall not have any rights by reason of any payment of any stock dividend, stock split or reverse stock split or any other increase or decrease in the number of shares of stock of any class, or by reason of any reorganization, consolidation, dissolution, liquidation, merger, exchange, split-up or reverse split-up, or spin-off of assets or stock of another corporation. Any issuance by the Corporation of Shares, Options or securities convertible into Shares or Options shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares for which this Stock Option is exercisable. Notwithstanding the foregoing, if the Corporation shall enter into a transaction affecting the Corporation's capital stock or distributions to the holders of its capital stock for which a revision in the terms of this Stock Option is not required pursuant to this Section 4, the Board shall have the right, but not the obligation, to revise the terms of this Stock Option in a manner the Board, in its sole discretion, deems fair and reasonable given the transaction involved. If necessary or appropriate in connection with such transaction, the Board may declare that this Stock Option shall terminate as of a date fixed by the Board and give the Optionee the right to exercise this Stock Option in whole or in part, including exercise as to Shares to which the Stock Option would not otherwise be exercisable.

          (f)  NO RESTRICTION ON RIGHTS OF CORPORATION.

               The grant of this Stock Option shall not affect or restrict in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

     5.   SECURITIES LAW REQUIREMENTS.

          (a)  REGISTRATION.

               The Corporation shall not be under any obligation to issue any Shares upon the exercise of this Stock Option unless and until the Corporation has determined that: (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933, or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state and Federal law have been satisfied.

          (b)  MARKET STANDOFF AGREEMENT.

               By acceptance of this Option, Optionee agrees that if so requested by the Corporation or any representative of the underwriters in connection with any registration of any securities of the Corporation under the Act, Optionee shall not sell or otherwise transfer any of the Shares or other securities of the Corporation during the period requested by the Corporation or the

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representative of the underwriters, as the case may be.  Optionee agrees that the Corporation may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions.

     6.   EXERCISE OF UNVESTED OPTIONS.

          The Board may grant the Optionee the right to exercise this Stock Option prior to the complete vesting of such Stock Option. Without limiting the generality of the foregoing, the Board may provide that if this Stock Option is exercised prior to having completely vested, the Shares issued upon such exercise shall remain subject to vesting at the same rate as under the Stock Option so exercised and shall be subject to a right, but not an obligation, of repurchase by the Corporation with respect to all unvested Shares if the Optionee ceases to be an Employee for any reason. For the purposes of facilitating the enforcement of any such right of repurchase, at the request of the Board, the Optionee shall enter into the Joint Escrow Instructions with the Corporation and deliver every certificate for his or her unvested Shares with a stock power executed in blank by the Optionee and by the Optionee's spouse, if required for transfer.

     7.   WITHHOLDING OF TAXES.

          In the event the Corporation or a Affiliate determines that it is required to withhold Federal, state, or local taxes in connection with the exercise of an Option or the disposition of Shares issued pursuant to the exercise of an Option, the Optionee or any person succeeding to the rights of the Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Corporation or the Affiliate to enable it to satisfy such withholding requirements.

     8.   RIGHTS AS AN EMPLOYEE.

          Neither the Plan nor any Option granted pursuant thereto shall be construed to give any person the right to remain in the employ of the Corporation or any Affiliate, or to affect the right of the Corporation or any Affiliate to terminate such individual's employment at any time with or without cause. The grant of an Option shall not entitle the Optionee to, or disqualify the Optionee from, participation in the grant of any other Option under the Plan or participation in any other benefit plan maintained by the Corporation or any Affiliate.

     9.   DISAVOWAL OF REPRESENTATIONS, UNDERTAKINGS OR CREATION OF IMPLIED
RIGHTS.

          In adopting and maintaining this Plan and granting options hereunder, neither the Corporation nor any Affiliate makes any representations or undertakings with respect to the initial qualification or treatment of Options under federal or state tax or securities laws. The Corporation and each Affiliate expressly disavows the creation of any rights in Employees, Optionees, or beneficiaries of any obligations on the part of the Corporation, any Affiliate or the Board, except as expressly provided herein.

     10.  INFORMATION TO OPTIONEE.

          Each Optionee shall be provided with such information regarding the Corporation as the Board from time to time deems necessary or appropriate; provided however, that each Optionee shall at all times be provided with such information as is required to be provided from time to time

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pursuant to applicable regulatory requirements, including, but not limited to, any applicable requirements of the Securities and Exchange Commission, the California Department of Corporations and other state securities agencies.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Stock Option Agreement, in the case of the Corporation by its duly authorized officer, as of the date and year written above.

OPTIONEE                                QCS CORPORATION


                                        By:
----------------------------------           ----------------------------------
           (signature)                                  (signature)


                                        Its:
----------------------------------           ----------------------------------
      (Type or Print Name)



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